UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 13, 2016

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of Dynavax Technologies Corporation (“Dynavax” or the “Company”) approved the amendment and restatement of its standard form Management Continuity and Severance Agreement (the “Restated Management Agreement”) in April 2016. The Company’s standard form Management Continuity and Severance Agreement was previously filed on March 6, 2009 as Exhibit 10.38 to the Company’s Annual Report on Form 10-K (No. 001-34207), and amended pursuant to the amendment filed on May 6, 2011 as Exhibit 10.61 to the Company’s Quarterly Report on From 10-Q (No. 001-34207) (the “Original Management Agreement”).

The Original Management Agreement provided certain of the Company’s named executive officers (the “NEOs”) with severance payments and benefits upon an involuntary termination of employment, as well as certain benefits in connection with a change of control. The Original Management Agreements also provided for accelerated vesting of equity awards held by each NEO upon a change in control without termination of employment, and with accelerated vesting of equity awards upon involuntary termination without a change in control. The Restated Management Agreement eliminates these benefits and provides for full accelerated vesting in connection with a change of control only in the event of a related termination of employment within twenty-four months following a change of control.

The following current NEOs, Messrs. Ostrach and Novack and Drs. Coffman and Janssen, have or are anticipated to enter into separate Restated Management Agreements. Each NEO’s Restated Management Agreement will become effective upon execution by the NEO.

The foregoing description of the Restated Management Agreement is not complete and is qualified in its entirety by reference to the full text of the Restated Management Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On April 18, 2016, Dynavax issued press releases titled “Dynavax Presents Pivotal Phase 3 Data Showing HEPLISAV-B™ Provides Significantly Higher Protection Against Hepatitis B Than Engerix-B®” and “Dynavax Presents Encouraging Data From Clinical Trial of Immuno-Oncology Product Candidate, SD-101.” A copy of each press release is attached as Exhibits 99.1 and 99.2 to this current report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.  Exhibit 10.1 is filed herewith. Exhibits 99.1 and 99.2 are furnished herewith.

10.1 Form of Amended and Restated Management Continuity and Severance Agreement of Dynavax Technologies Corporation

99.1 Press Release, dated April 18, 2016, titled “Dynavax Presents Pivotal Phase 3 Data Showing HEPLISAV-B™ Provides Significantly Higher Protection Against Hepatitis B Than Engerix-B®”

99.2 Press Release, dated April 18, 2016, titled “Dynavax Presents Encouraging Data From Clinical Trial of Immuno-Oncology Product Candidate, SD-101”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: April 19, 2016	By:	/s/ DAVID JOHNSON
David Johnson
Vice President

EXHIBIT INDEX

Exhibit No.	Description

EX-10.1	Form of Amended and Restated Management Continuity and Severance Agreement of Dynavax Technologies Corporation

EX-99.1	Press Release, dated April 18, 2016, titled “Dynavax Presents Pivotal Phase 3 Data Showing HEPLISAV-B™ Provides Significantly Higher Protection Against Hepatitis B Than Engerix-B®”

EX-99.2	Press Release, dated April 18, 2016, titled “Dynavax Presents Encouraging Data From Clinical Trial of Immuno-Oncology Product Candidate, SD-101”